SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                 Date of earliest event reported: July 19, 2002

                      ALFORD REFRIGERATED WAREHOUSES, INC.
               (Exact name of registrant as specified in charter)

          Texas                       75-2695621                 000-25351
     (State or other                (IRS employer            (Commission file
jurisdiction of incorporation)    Identification No.)             number)


                      318 Cadiz Street, Dallas, Texas             75207
                 (Address of principal executive offices)       (Zip code)

       Registrant's telephone number, including area code: (214) 426-5151


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.
     The following exhibits are furnished in accordance with Item 601 of Regulation S-K.

     1.1 Monthly Operating Report filed in the United States Bankruptcy Court, Northern District of Texas, Dallas Division, July 19, 2002, for Alford Refrigerated Warehouses, Inc., Case No. 01-39776-BJH-11.

     1.2 Monthly  Operating Report filed in the United States  Bankruptcy Court,
Northern  District  of  Texas,  Dallas  Division,   July  19,  2002,  for  Cadiz
Properties, Inc., Case No. 01-80459-RCM-11.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ALFORD REFRIGERATED WAREHOUSES, INC.


Dated:  August 2, 2002                  By:  /s/ James C. Williams
                                           -------------------------------------
                                           James C. Williams, Chief Financial
                                           Officer, Secretary, Treasurer, and
                                           Director